UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CUBIC ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9870 PLANO ROAD

DALLAS, TEXAS 75238

(972) 686-0369

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held March 28, 2008

TO THE SHAREHOLDERS OF CUBIC ENERGY, INC.:

You are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of Cubic Energy, Inc., a Texas corporation (the “Company” or “Cubic”) that will be held at the Ellison Miles Geotechnology Institute at Brookhaven College, 3939 Valley View Lane, Dallas, Texas 75244, on March 28, 2008, at 11:00 a.m. Central Time for the following purposes, all as more fully described in the accompanying Proxy Statement:

1. To elect five (5) directors to hold office until the next Annual Meeting of Shareholders and thereafter until their respective successors have been elected or appointed and qualified;

2. To ratify the appointment of Philip Vogel & Co., PC as Cubic’s independent registered public accountants for the fiscal year ending June 30, 2008;

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only shareholders of record owning shares of common stock at the close of business on February 13, 2008 (the “Record Date”), are entitled to notice of and to vote at this Annual Meeting and any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, THE COMPANY WISHES TO OBTAIN A QUORUM AT THE MEETING SO THAT THE ABOVE-STATED BUSINESS MAY BE CONDUCTED, AND RESPECTFULLY REQUESTS THAT YOU SIGN, DATE AND MAIL PROMPTLY, IN NO EVENT LATER THAN MARCH 21, 2008, THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.  NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA. A PROXY MAY BE REVOKED BY A SHAREHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jon S. Ross
Jon S. Ross, Secretary

Dallas, Texas

February 27, 2008

PROXY STATEMENT

CUBIC ENERGY, INC.

9870 Plano Road
Dallas, Texas 75238

We are furnishing this Proxy Statement to you and other shareholders of Cubic Energy, Inc., a Texas corporation (the “Company” or “Cubic”), pursuant to Regulation 14A under the Securities Exchange Act of 1934 in connection with the solicitation of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders and any adjournment thereof. The Annual Meeting is scheduled to be held at 11:00 a.m. Central Time on March 28, 2008, at the Ellison Miles Geotechnology Institute at Brookhaven College, 3939 Valley View Lane, Dallas, Texas 75244.

GENERAL

This Proxy Statement and the enclosed Proxy are solicited on behalf of Cubic Energy, Inc. (the “Company”) for use at the Annual Meeting of Shareholders (the “Meeting”) to be held on March 28, 2008, at the time and place and for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”), or any adjournment(s) of the Meeting.

These proxy solicitation materials are being mailed on or about February 27, 2008 to holders of the issued and outstanding shares (the “Shares”) of the Company’s common stock, par value $0.05 per share (the “Common Stock”), entitled to vote at the Meeting.

RECORD DATE

Shareholders of record at the close of business on February 13, 2008 (the “Record Date”) are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 57,246,651 shares of Common Stock. There is no other class of voting security of the Company issued or outstanding.

REVOCABILITY OF PROXIES

Any shareholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, either by delivering a subsequently dated proxy card or by attending the Meeting, withdrawing the proxy and voting in person. Your attendance at the Meeting will not constitute automatic revocation of the proxy. All shares represented by a valid proxy received prior to the Meeting will be voted.

QUORUM REQUIRED

The Company’s Bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTING AND SOLICITATION

The matters to be considered and voted upon at the Annual Meeting will be:

1. Election of five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2. Ratification of the selection of Philip Vogel & Co., PC as the independent registered public accountants of Cubic for the fiscal year ending June 30, 2008; and

3. Such other business as may properly come before the Annual Meeting and at any adjournment thereof.

It is important that you act promptly to vote, sign, date, and return the enclosed proxy in the enclosed self-addressed envelope.

Pursuant to the Articles of Incorporation of the Company, each share of Common Stock entitles the holder thereof to one vote on any matter requiring a vote by the Company’s shareholders that properly comes before the Meeting or any adjournments. Directors shall be elected by the affirmative vote of holders of a plurality of the Shares voting in the election of directors. The affirmative vote of holders of a majority of the votes cast is required to approve the other matters described herein.

Any shareholder who is present in person or by proxy at the Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. Shareholders are not entitled to cumulate their votes with respect to any matter, and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement.

With respect to the election of directors, abstentions and broker non-votes will be deemed not to have been cast and will have no legal effect in the election of directors. With respect to the other matters described herein, abstentions will have the same effect as a vote against such proposals, and broker non-votes will be deemed not to have been cast and will have no legal effect on the proposals.

Shareholder approval is not required for the ratification of Philip Vogel & Co., PC, as the Company’s independent registered public accountants for the fiscal year ending June 30, 2008, because the Board of Directors has responsibility for selection of the Company’s independent registered public accountants. The selection is being submitted for ratification with a view toward soliciting the opinion of shareholders, which opinion will be taken into consideration in future deliberations.

Shares represented by valid proxies will be voted in accordance with the shareholder’s instructions, or, in the absence of instructions, will be deemed to grant authority to vote: “FOR” the election of each of the five nominees for director; “FOR” the ratification of the appointment of Philip Vogel & Co., PC as the independent registered public accountants of Cubic for the fiscal year ending June 30, 2008; and, in the discretion of the proxy holder as to any other matters that may properly come before the Annual Meeting.

The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting or any adjournments thereof and presented for a vote of the shareholders, the persons named in the proxy will vote in their discretion upon such matters, unless otherwise restricted by law.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the number of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners. The proxy statement will also be made available on the Company’s website, www.CubicEnergyInc.com.

SHAREHOLDER PROPOSALS

The Company anticipates holding its next annual meeting of shareholders on or about March 27, 2009. Proposals of shareholders intended to be presented at such annual meeting of shareholders must be received by the Company at its offices at 9870 Plano Road, Dallas, Texas 75238, not later than November 27, 2008 and satisfy the conditions established by the Securities and Exchange Commission (“SEC”) for shareholder proposals to be included in the Company’s proxy statement for that meeting. If a shareholder intends to submit a proposal from the floor of the Company’s next annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the shareholder must provide written notice to the Company no later than January 13, 2009. If such a shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the next annual meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors has fixed the number of directors at five (5). Five (5) directors are proposed to be elected at the Meeting. Directors will hold office until the next annual meeting of shareholders and until their successors shall be elected and shall qualify. Proxies in the accompanying form will be voted FOR the five (5) nominees of the Board of Directors, except where authority is specifically withheld by the shareholder. The five (5) nominees are presently directors of the Company. The nominees have indicated that they are willing and able to serve as directors. The nominees were nominated for election to the Board of Directors by the current Board of Directors.

The five (5) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as directors.

NOMINEES FOR DIRECTORS

The nominees for director are: Calvin A. Wallen, III (Chairman), Jon S. Ross, Gene C. Howard, Herbert A. Bayer, and Bob L. Clements.

EXECUTIVE OFFICERS AND DIRECTORS

The following table contains information concerning the Company’s directors and officers as of the date of this Proxy Statement:

			Director or	Nominee for
Name	Age	Position(s) Held with Cubic	Officer Since	Director
Calvin A. Wallen, III	53	Chairman of the Board, President and Chief Executive Officer	1997	*

Scott D. Guffey	43	Chief Financial Officer	2007	n/a

Jon S. Ross	44	Corporate Secretary and Director	1998	*

Gene C. Howard	81	Director	1991	*

Herbert A. Bayer	58	Director	2003	*

Bob L. Clements	65	Director	2004	*

CALVIN A. WALLEN, III has served as the President and Chief Executive Officer of the Company since 1997 and as Chairman of the Board of Directors since June 1999. Mr. Wallen has over 30 years of experience in the oil and gas industry working as a drilling and petroleum engineer. He was employed by Superior Oil and various other drilling contractors including Resource, Tom Brown and Rowan International. Mr. Wallen has considerable experience in drilling vertical, high-angle directional and horizontal wells in North and South American oil and gas fields and in the North Sea and Gulf of Mexico.  Mr. Wallen is an active member of the Dallas Geological Society, the American Association of Petroleum Geologists, the American Association of Drilling Engineers, and the Society of Petroleum Engineers.. In 1982, Mr. Wallen began acquiring and developing oil and gas properties, forming a production company that has evolved into Tauren Exploration, Inc. Mr. Wallen did his undergraduate engineering studies at Texas A&M University.

SCOTT D. GUFFEY joined the Company in August 2007 as Chief Financial Officer and brings more than 20 years of corporate finance-related experience to the Company.  Prior to joining Cubic, Mr. Guffey served as Vice President of Corporate Finance for BenefitMall Inc. from 2000 through 2006.  Prior to joining BenefitMall, Mr. Guffey served as Vice President of Finance, Mergers & Acquisitions (“M&A”) and Investor Relations for publicly-traded Aegis Communications Group, Inc. from 1997 through 2000.  Before joining Aegis, he was Vice President of Technology Investment Banking with Principal Financial Securities, Inc. for three years, and has seven years of Financial Planning & Analysis and M&A experience with Electronic Data Systems Corporation.  Mr. Guffey holds an M.B.A from Southern Methodist University and a B.A. in Economics from the University of Virginia.

GENE C. HOWARD is the Senior Partner of the law firm of Bonham & Howard, PLLC of Tulsa, Oklahoma, and has been engaged primarily in the private practice of law over the past thirty-five years. Mr. Howard served in the Oklahoma State Senate from 1964 through 1982 and was President Pro Tem from 1975 through 1981. In addition, he served as the Chairman of the Board of Farmers and Exchange Bank from 1972 through 1991 and on the Board of Directors of Local Federal Bank of Oklahoma. Mr. Howard is a Director of the Oklahoma State Education and Employment Group Insurance Board and presently acts as Chairman. Mr. Howard served as Director of EntreCap and Hinderliter corporations from 1991 to August 1992. He was also a Chairman of the Board of Philadelphia Mortgage Trust.

JON S. ROSS has served as the Company’s Secretary since November 1998 and as a director of the Company since April 1998. Mr. Ross is a practicing attorney in Dallas, Texas specializing in the representation of over 80 business entities within the past 15 years. He has served on several community and not-for-profit committees and boards and has been asked to speak to corporate and civic leaders on a variety of corporate law topics. Mr. Ross graduated from St. Mark’s School of Texas with honors in 1982 and graduated from the University of Texas at Austin in 1986 with a B.B.A. in Accounting. He then graduated from the University of Texas School of Law in 1989 attaining a Juris Doctorate degree.

HERBERT A. BAYER has served as a director of Cubic Energy, Inc. since May 2003.  Since 2006, Mr. Bayer has served as Global Director of Wi-Fi and Municipal Markets for SmartSynch, Inc., which provides intelligent electronic maps of utility transmission and distribution systems.  Prior to joining SmartSynch, Mr. Bayer served as Director of Client Services for CH2M HILL from 2005 to 2006, and National Director of Sales for Hexagram Inc. from 2003 to 2005. During his career, Mr. Bayer has worked with investor-owned utilities, government-run municipalities and electric cooperatives.  His work experience includes work in Electronic Meter Reading, Automatic Meter Reading, Load Research, Internet Applications, and Wi-Fi Network Systems. Mr. Bayer’s major course of study at Indiana State University was Business Management; he has since broadened his knowledge base with additional study in courses such as Miller Heiman Strategic Selling, IBM Management, Dale Carnegie, Professional Management Techniques, Contract Negotiations and Human Relations.

BOB L. CLEMENTS joined the Company’s board in February 2004. Mr. Clements is the owner of both Leon’s Texas Cuisine, the largest independent producer of corn dogs and stuffed jalapenos for the retail and food service industry, and the Shoreline Restaurant Corporation, which has opened two upscale dining locations in Rockwall, Texas. He has been in the restaurant and wholesale food business for more than 30 years. Mr. Clements received his education from Rutherford Business College. He also graduated in 1985 from Harvard Business School’s highly selective OPM Program.

There are no family relationships among any of the directors or executive officers of the Company. See “Certain Relationships and Related Transactions” for a description of transactions between the Company and its directors, executive officers or their affiliates.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Common Stock to file with the SEC reports of ownership and changes in ownership of Common Stock.  SEC regulations require those directors, executive officers and greater than 10% shareholders to furnish the Company with copies of all Section 16(a) forms they file.

Based on the Company’s review of such reports, the Company believes that the directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements, except that Bob Clements filed one report on Form 4 one day after the time period for the timely filing of such report.  Such report covered one stock purchase transaction.

BOARD COMMITTEES

The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. None of the directors who serve as members of the Audit Committee or the Compensation Committee are employees of the Company or any of its subsidiaries. The Company has no nominating committee or committee that recommends qualified candidates to the Board of Directors for nomination or election as directors. For further information on director nominations, please see “Nominations to the Board of Directors” below.

AUDIT COMMITTEE

The Audit Committee operates under a Charter of the Audit Committee adopted by the Company’s Board of Directors, a copy of which is available in the “Governance” section on the Company’s website at www.CubicEnergyInc.com.

The Audit Committee’s functions include:

•                  engaging independent registered public accountants and determining their compensation;

•                  making recommendations to the Board of Directors for reviewing the completed audit and audit report with the independent registered public accountants, the conduct of the audit, significant accounting adjustments, recommendations for improving internal controls, and all other significant findings during the audit;

•                  meeting with the Company’s management and independent registered public accountants to discuss internal accounting and financial controls, as well as results of operations reviews performed by the independent registered public accountants;

•                  determining the scope of and authorizing or approving any permitted non-audit services provided by the independent registered public accountants and the compensation for those services; and

•                  initiating and supervising any special investigation it deems necessary regarding the Company’s accounting and financial policies and controls.

The Audit Committee is composed solely of directors who are not officers or employees of the Company and who, the Company believes, have the requisite financial literacy to serve on the Audit Committee, have no relationship to the Company that might interfere with the exercise of their independent judgment, and meet the standards of independence for members of an audit committee under the rules of the SEC and the Nasdaq Marketplace Rules. The Board of Directors, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. Howard is the sole “audit committee financial expert” on the Audit Committee as that term is defined in Item 407(d)(5)(ii) of Regulation S-B promulgated under the Exchange Act by the SEC.

Gene C. Howard (Chairman), Herbert A. Bayer and Bob L. Clements are the current members of the Audit Committee, and were the members of the Audit Committee during the fiscal year ended June 30, 2007.

REPORT OF AUDIT COMMITTEE

February 27, 2008

To the Board of Directors of Cubic Energy, Inc.:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended June 30, 2007.

We have discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended, by the Independence Standards Board, and have discussed with the independent registered public accountants the independent registered public accountants’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2007.

THE AUDIT COMMITTEE

Gene C. Howard, Chairman

Bob L. Clements

Herbert A. Bayer

COMPENSATION COMMITTEE

The Compensation Committee operates under a Compensation Committee Charter adopted by the Company’s Board of Directors, a copy of which is available in the “Governance” section on the Company’s website at www.CubicEnergyInc.com.

The Compensation Committee’s functions include:

•                  establishing and administering the Company’s compensation policies;

•                  determining, or recommending to the Board, the compensation of the Company’s executive officers;

•                  administering grants of restricted shares of Common Stock to the Company’s executive officers and directors; and

•                  overseeing the administration of other employee benefit plans and fringe benefits paid to or provided for the Company’s officers.

Gene C. Howard (Chairman), Bob L. Clements and Herbert A. Bayer are the current members of the Compensation Committee.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended June 30, 2007 (“fiscal 2007”), the Board of Directors held eight meetings in person or by teleconference and acted six times by written consent. The Audit Committee held one meeting in person and acted two times by written consent during fiscal 2007.  The Compensation Committee held two meetings in person or by teleconference and acted four times by written consent during fiscal 2007. All persons who were directors during fiscal 2007 attended at least 75% of the total of Board meetings and the meetings of committees on which they served.

Each member of the Board of Directors is expected to attend the Meeting and each of Calvin A. Wallen, III, Jon S. Ross, Gene C. Howard, Herbert A. Bayer and Bob L. Clements attended the Company’s last annual meeting in person or telephonically, which constituted the entire Board of Directors at that time.

NOMINATIONS TO THE BOARD OF DIRECTORS

The Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board for nomination or election as directors. The Board of Directors believes that, because of its relatively small size, it is sufficient for the independent directors to select or recommend director nominees. The Board of Directors has adopted a nominations process that provides that the Company’s independent directors (as defined under the Nasdaq Marketplace Rules), acting by a majority, are authorized to recommend individuals to the Board of Directors for the Board’s selection as director nominees. Under the rules promulgated by the SEC, the independent directors are, therefore, treated as a “nominating committee” for the purpose of the disclosures in this section of this Proxy Statement.

With respect to the nominations process, the independent directors do not operate under a written charter, but under resolutions adopted by the Board of Directors.

The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board, and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each annual meeting. The independent directors have not established specific minimum age, education, experience or skill requirements for potential directors. The independent directors have, however, been authorized by the Board of Directors to take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. These factors may include, without limitation, the following:

•                  an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•                  the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

•                  past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and overall contributions to the Board and the Company by any individual who has served as a director of the Company.

The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Company’s other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated for election to the Board.

The independent directors will consider qualified nominees recommended by shareholders, who may submit recommendations to the independent directors in care of the Company’s Board of Directors through a written notice as described under “Communications with Directors” below. To be considered by the independent directors, a shareholder nomination: (1) must be submitted by November 27, 2008; (2) must contain a statement by the shareholder that such shareholder holds, and has continuously held for at least a year before the nomination, at least $2,000 in market value or 1% of the shares of Common Stock and that such shareholder will continue to hold at least that number of shares through the date of the annual meeting of shareholders; and (3) must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by the Company’s shareholders will be evaluated in the same manner as any other nominee for director.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. A copy of the Code of Business Conduct and Ethics is available in the “Governance” section on the Company’s website at www.CubicEnergyInc.com.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate with the Board of Directors by writing to the Board in care of the Company’s Secretary, Cubic Energy, Inc., 9870 Plano Road, Dallas, Texas 75238. The Board of Directors has delegated responsibility for initial review of shareholder communications to the Company’s Secretary. In accordance with the Board’s instructions, the Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are: (1) advertisements or promotional communications; (2) solely related to complaints by vendors or customers with respect to ordinary course of business issues; or (3) clearly unrelated to our business, industry, management or Board or committee matters. In addition, the Secretary will make all communications available to each member of the Board, at the Board’s next regularly scheduled meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of the Company’s common stock beneficially owned, as of the Record Date, February 13, 2008 by (i) each person known to the Company to beneficially own more than 5% of the common stock of the Company (the only class of voting securities now outstanding), (ii) each director and executive officer, and (iii) all directors and executive officers as a group. Unless otherwise indicated, we consider all shares of common stock that can be issued under convertible securities or warrants currently or within 60 days of February 13, 2008 to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but do not consider those securities to be outstanding for computing the percentage ownership of any other person. Each owner’s percentage is calculated by dividing the number of shares beneficially held by that owner by the sum of 57,246,651 and the number of shares that owner has the right to acquire within 60 days.

			Approximate
	Number		Percent of
Name and Address	of Shares		Class (1)

5% Stockholders
William Bruggeman 20 Anemone Circle, North Oaks, MN 55127	17,475,497	(2)	29.4%

Wells Fargo Energy Capital, Inc. 1000 Louisiana 9th Floor, Houston, TX 77002	7,500,000	(3)	11.6%

Steven S. Bruggeman 5609 St. Albans Circle, Shoreview, MN 55126	4,189,955	(4)	7.2%

George Karfunkel 59 Maiden Lane, New York, NY 10038	3,375,000	(5)	5.8%

Named Executive Officers and Directors
Calvin A. Wallen, III 9870 Plano Road, Dallas, TX 75238	11,615,972	(6)	20.3%

Bob L. Clements 9870 Plano Road, Dallas, TX 75238	807,527	(7)	1.4%

Gene C. Howard 2402 East 29th St., Tulsa, OK 74114	662,425	(8)	1.2%

Jon S. Ross 9870 Plano Road, Dallas, TX 75238	498,000	(9)	*

Herbert A. Bayer 9870 Plano Road, Dallas, TX 75238	410,287	(10)	*

James L. Busby 2018 Portsmouth Dr., Richardson, TX 75082	251,500	(11)	*

Scott D. Guffey 9870 Plano Road, Dallas, TX 75238	90,000	(12)	*

All executive officers and directors as a group (6 persons)	14,084,211		24.6%

* Denotes less than one percent

(1)	Based on a total of 57,246,651 shares of Common Stock issued and outstanding on February 13, 2008.
(2)

Includes 2,034,000 shares and warrants to purchase 600,000 shares held by Diversified Dynamics Corp., a company controlled by William Bruggeman; 120,000 shares owned by Consumer Products Corp., in which Mr. Bruggeman’s spouse, Ruth, is a joint owner; and, 13,177,497 shares and warrants to purchase 1,544,000 held jointly by William Bruggeman & Ruth Bruggeman as joint tenants with rights of survivorship.

(3)	Includes warrants to purchase 2,500,000 shares and a promissory note convertible into 5,000,000 shares.
(4)

Includes 901,955 shares held jointly by Steven S. Bruggeman and Jacqueline Bruggeman as joint tenants with rights of survivorship; 48,000 shares and warrants to purchase 24,000 shares held by Jacqueline Bruggeman, of which Steven S. Bruggeman disclaims beneficial ownership; 96,000 shares and warrants to purchase 48,000 shares held by minor children; and, warrants to purchase 1,024,000 shares held by Steven S. Bruggeman.

(5)	Includes warrants to purchase 1,125,000 shares.
(6)

Includes 1,728,261 shares and warrants to purchase 50,000 shares held by Tauren Exploration, Inc., an entity controlled by Mr. Wallen; 500,000 shares held by spouse; and, 386,000 shares held by minor children.

(7)	Includes 109,527 shares held with spouse as joint tenants with rights of survivorship; and, warrants to purchase 50,000 shares.
(8)	Includes 322,245 shares are held by Mr. Howard’s spouse, of which Mr. Howard disclaims beneficial ownership.
(9)	Includes 6,000 shares held by minor children.
(10)	Includes 335,287 shares held with spouse as joint tenants with rights of survivorship.
(11)	Mr. Busby is the Company’s former Chief Financial Officer. Mr. Busby resigned from the Company effective May 18, 2007.
(12)	Mr. Guffey was appointed Chief Financial Officer of the Company on August 20, 2007.

COMPENSATION DISCUSSION AND ANALYSIS

DIRECTOR COMPENSATION

The members of the Board of Directors receive annual compensation of restricted shares of Common Stock (as detailed in the table below) in connection with their service and are entitled to reimbursement for their expenses incurred in connection with attendance at meetings of the Board of Directors.

Non-Employee Director Compensation for Fiscal 2007

	Fees Earned		All Other
	or Paid in	Stock	Compen-
Name	Cash (1)	Awards (2)	sation	Total

Gene C. Howard	$2,000	$42,400	$—	$44,400

Herbert A. Bayer	$2,000	$37,600	$—	$39,600

Bob L. Clements	$2,000	$37,600	$—	$39,600

(1)                                  Represents the amount of cash compensation earned in fiscal 2007 for Board and Committee service. Each non-employee director was paid $1,000 for each Board of Directors meeting attended.  During fiscal 2007, Board of Directors meetings were held on October 31, 2006 and May 11, 2007.

(2)                                  Each non-employee director received: 25,000 shares of common stock for service on the Board of Directors; 14,000 shares of common stock for service on the Audit Committee; and, 6,000 shares of common stock for service on the Compensation Committee.  Mr. Howard received an additional 6,000 shares of common stock for serving as the financial expert and Chairman of the Audit Committee.

EXECUTIVE COMPENSATION

General.  Our Board of Directors has established a Compensation Committee, comprised entirely of independent non-employee directors, with authority to set all forms of compensation of our executive officers.  Messrs. Bayer, Clements and Howard comprised the Compensation Committee in fiscal 2007, with Mr. Howard serving as its Chairman. The Compensation Committee has overall responsibility for our executive compensation policies as provided in a written charter adopted by the Board of Directors. The Compensation Committee is empowered to review and approve the annual compensation and compensation procedures for our executives: the President and Chief Executive Officer, the Chief Financial Officer, and the Secretary. The Compensation Committee does not delegate any of its functions to others in setting compensation.

When establishing base salaries, cash bonuses and equity grants for each of the executives, the Compensation Committee considers the recommendations of the President and Chief Executive Officer and the Secretary, the executive’s role and contribution to the management team, responsibilities and performance during the past year and future anticipated contributions, corporate performance, and the amount of total compensation paid to executives in similar positions, and performing similar functions, at other companies for which data was available, as provided by third party compensation studies. One such study, published in April 2007 was a blind survey of over 1,000 companies located in the Dallas metropolitan area in the “Energy & Utilities” industry with less than 100 full-time equivalent employees. Another study, published in December 2004, included data from a survey of the following comparable companies: Arena Resources, Inc., ATP Oil & Gas, Berry Petroleum Company, Canadian Superior Energy, Edge Petroleum, Goodrich Petroleum, Infinity Inc., Petroleum Development Corp., The Meridian Resources Corp., and The Exploration Company.

The Compensation Committee relies upon its judgment in making compensation decisions, after reviewing the Company’s performance and evaluating each executive’s performance during the year. The Committee generally does not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

Compensation Philosophy. The Compensation Committee’s compensation philosophy is to reward executive officers for the achievement of short and long-term corporate objectives and for individual performance.  The objective of this philosophy is to provide a balance between short-term goals and long-term priorities to achieve immediate objectives while also focusing on increasing shareholder value over the long term. Also, to ensure that we are strategically and competitively positioned for the future, the Compensation Committee has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, pursuing growth opportunities and achieving other long-range business and operating objectives. The level of compensation should also allow us to attract, motivate, and retain talented executive officers that contribute to our long-term success. The compensation of our President and Chief Executive Officer and other executive officers is comprised of cash compensation and long-term incentive compensation in the form of base salary, discretionary bonuses and unregistered stock awards.

Elements of Our Compensation Program and Why We Pay Each Element.  For fiscal 2007, our total compensation for executive officers consisted of base salary, bonuses and long-term incentives in the form of common stock awards. In setting fiscal 2007 compensation, the Compensation Committee considered the specific factors discussed below:

Base Salary. In setting the executive officers’ base salaries, the Compensation Committee considers the achievement of corporate objectives as well as individual performance. Because the Compensation Committee believes that executive compensation should be viewed in terms of a balanced combination of cash compensation (i.e., base salaries and bonuses) and long-term incentive (i.e., stock grants), base salaries are targeted to approximate the low end of the range of base salaries paid to executives of similar companies for each position. To ensure that each executive is paid appropriately, the Compensation Committee considers the executive’s level of responsibility, prior experience, overall knowledge, contribution to business results, executive pay for similar positions in other companies, and executive pay within our company.

Discretionary Bonuses.  Executive bonuses are intended to link executive compensation with the attainment of Company goals. Determination of executive bonus amounts is not made in accordance with a strict formula, but rather is based on competitive ranges and internal policies and practices, including an overall review of both individual and corporate performance.  For fiscal 2007, bonuses to executives were based primarily upon the obtainment of a new senior credit facility. The President and Chief Executive Officer has the discretion to recommend to the Compensation Committee to increase or decrease bonuses for all other executive officers, but any bonus amounts must be approved by the Compensation Committee.

Long-Term Incentives.  On December 29, 2005, the shareholders of the Company approved the 2005 Stock Option Plan (the “Plan”) under which our executive officers may be, among other forms of compensation, compensated through grants of unregistered shares of our common stock and/or grants of options to purchase shares of common stock. The Compensation Committee approves Plan grants that provide additional incentives and align the executives’ long-term interests with those of the shareholders of the Company by tying executive compensation to the long-term performance of the Company’s stock price.  Annual equity grants for our executives are typically approved in January.

The Compensation Committee recommends equity to be granted to an executive with respect to shares of common stock based on the following principal elements including, but not limited to:

•              President and Chief Executive Officer’s and Secretary’s recommendations;

•              Management role and contribution to the management team;

•              Job responsibilities and past performance;

•              Future anticipated contributions;

•              Corporate performance; and

•              Existing equity holdings.

Determination of equity grant amounts is not made in accordance with a strict formula, but rather is based on competitive ranges, past internal policies and practices and an overall review of both individual and corporate performance. Equity grants may also be made to new executives upon commencement of employment and, on occasion, to executives in connection with a significant change in job responsibility. The Compensation Committee believes annual equity grants more closely align the long-term interests of executives with those of shareholders and assist in the retention of key executives.  As such, these grants comprise the Company’s principal long-term incentive to executives.

Other Compensation Policies Affecting the Executive Officers

Compliance with Section 162(m) of the Internal Revenue Code. Section 162(m) disallows a federal income tax deduction to publicly held companies for certain compensation paid to our Named Executive Officers to the extent that compensation exceeds $1 million per executive officer covered by Section 162(m) in any fiscal year. The limitation applies only to compensation that is not considered “performance based” as defined in the Section 162(m) rules. In designing our compensation programs, the Compensation Committee considers the effect of Section 162(m) together with other factors relevant to our business needs. We have historically taken, and intend to continue taking, appropriate actions, to the extent we believe desirable, to preserve the deductibility of annual incentive and long-term performance awards. However, the Compensation Committee has not adopted a policy that all compensation paid must be tax-deductible and qualified under Section 162(m). We believe that the fiscal 2007 base salary, annual bonus and stock grants paid to the individual executive officers covered by Section 162(m) will not exceed the Section 162(m) limit and will be fully deductible under Section 162(m).

Stock Ownership Requirements. The Compensation Committee does not maintain a policy relating to stock ownership guidelines or requirements for our executive officers because the Compensation Committee does not feel that it is necessary to impose such a policy on our executive officers. If circumstances change, the Compensation Committee will review whether such a policy is appropriate for executive officers.

Employment Agreements. During fiscal 2007, our executive officers did not have employment, severance or change-of-control agreements. Our executive officers served at the will of the Board, which enabled us to terminate their employment with discretion as to the terms of any severance arrangement.

Chief Executive Officer Compensation

Mr. Wallen’s annual base salary for fiscal 2007 was $150,000. He received a common stock award of 150,000 unregistered shares granted on January 10, 2007, which vested immediately.

Chief Financial Officer Compensation

The Company’s former Chief Financial Officer, James L. Busby’s annual base salary for fiscal 2007 was $87,500, of which he received $80,601 prior to his resignation effective May 18, 2007.  He received a common stock award of 75,000 unregistered shares granted on January 10, 2007, which vested immediately.

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal year ended June 30, 2007 by our Chief Executive Officer, our current Chief Financial Officer, our former Chief Financial Officer and our other most highly compensated executive officers who were employed by us as of June 30, 2007 and whose total compensation exceeded $100,000 during that fiscal year (the “Named Executive Officers”).

					All
					Other
Name and	Fiscal			Stock	Compen-
Principal Position	Year	Salary	Bonus	Awards (1)	sation (2)	Total

Calvin A. Wallen, III Chairman of the Board, President and Chief Executive Officer	2007	$150,000	$—	$120,000	$3,600	$273,600

James L. Busby (3) Former Chief Financial Officer	2007	$80,601	$2,100	$60,000	$3,300	$146,001

Scott D. Guffey (4) Chief Financial Officer	2007	$—	$—	$—	$—	$—

Jon S. Ross Secretary	2007	$60,000	$23,000	$38,000	$3,600	$124,600

(1)                                On January 10, 2007 we granted our named executive officers a total of 272,500 unregistered shares of common stock as follows: Mr. Wallen, 150,000 shares; Mr. Busby, 75,000 shares; and Mr. Ross, 47,500 shares. These shares vested immediately on the grant date.

(2)                                  All Other Compensation consists solely of a $300 per month reimbursement towards each officer’s medical insurance premiums.  The Company does not provide group health insurance coverage to its employees.

(3)                                  Mr. Busby resigned as Cubic’s Chief Financial Officer effective May 18, 2007.

(4)                                  Mr. Guffey was appointed Cubic’s Chief Financial Officer subsequent to the end of fiscal 2007, on August 20, 2007.

Fiscal 2007 Grants of Plan-Based Awards

The following table provides details regarding equity grants in fiscal 2007 to the Named Executive Officers. No stock options were granted to executive officers last year and thus any reference to options in the table below has been omitted.

		All Other Stock
		Awards:	Grant Date
		Number of	Fair Value of
Name	Grant Date	Shares	Stock Award

Calvin A. Wallen, III	January 10, 2007	150,000	$120,000

James L. Busby	January 10, 2007	75,000	$60,000

Jon S. Ross	January 10, 2007	47,500	$38,000

Stock Grants

On January 5, 2006, the Company issued 572,000 unregistered shares to the officers and directors of the Company pursuant to the Plan. As of such date, the aggregate market value of the common stock granted was $486,200 based on the last sale price on the OTC Bulletin Board of the Company’s common stock.  Such amount was amortized to compensation expense on a quarterly basis during calendar year 2006.  Accordingly, $243,100 was recorded as compensation expense and included in general and administrative expenses for each of the fiscal years ended June 30, 2007 and 2006.

On January 10 and January 18, 2007, the Company issued 489,500 and 52,500 unregistered shares, respectively, to the officers, directors, and key employees of the Company pursuant to the Plan.  As of such dates, the aggregate market value of the common stock granted was $391,600 and $42,000, respectively, based on the last sale price on the OTC Bulletin Board of the Company’s common stock.  Such amounts were amortized to compensation expense on a quarterly basis during calendar year 2007.  An additional $30,000 was recorded when our former Chief Financial Officer resigned during fiscal 2007. Accordingly, $246,800 was recorded as compensation expense and included in general and administrative expense for the fiscal year ended June 30, 2007. The Named Executive Officers received the following grants: (i) 150,000 unregistered shares to Calvin A. Wallen, III, (ii) 75,000 unregistered shares to James L. Busby, and (iii) 47,500 unregistered shares to Jon S. Ross.

Subsequent to the end of fiscal 2007, on August 20, 2007, the Company issued 90,000 unregistered shares to an officer of the Company pursuant to the Plan, with such grant subject to vesting in quarterly installments over the following 12 months.  As of such date, the aggregate market value of the common stock granted was $103,500 based on the then market price on the OTC Bulletin Board of the Company’s common stock.  Such amount is being amortized to compensation expense on a quarterly basis during fiscal year 2008.  Accordingly, $12,937 and $25,875 was recorded as compensation expense and included in general and administrative expenses for the quarters ended September 30, 2007 and December 31, 2007, respectively. On January 31 and February 4, 2008, the Company issued 555,000 and 52,500 unregistered shares, respectively, to the officers, directors, and key employees of the Company pursuant to the Plan.  As of such dates, the aggregate market value of the common stock granted was $880,000 and $84,525, respectively, based on the then-market price on the OTC Bulletin Board of the Company’s common stock.  Such amounts will be amortized to compensation expense on a quarterly basis during calendar year 2008.

Outstanding Equity Awards at Fiscal Year-End

The Company had no outstanding stock options and no unvested stock awards at June 30, 2007; therefore, the table setting forth outstanding equity-based awards has been omitted.

Options Exercises and Stock Vesting

The following table sets forth dollar amounts realized pursuant to the vesting or exercise of equity-based award during the latest fiscal year. No stock options were granted to executive officers last year and thus any reference to options in the table below has been omitted.

	Number of Shares
	Acquired on	Value Realized
Name	Vesting	on Vesting

Calvin A. Wallen, III	150,000	$120,000

James L. Busby	75,000	$60,000

Scott D. Guffey	—	—

Jon S. Ross	47,500	$38,000

Pension Benefits and Non-Qualified Defined Contribution Plans

The Company does not sponsor any qualified or non-qualified defined benefit plans or non-qualified defined contribution plans. The Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to adopt qualified or non-qualified defined benefit or non-qualified contribution plans if the Compensation Committee determines that doing so is in our best interests.

Information Related to Stock-Based Compensation

The Company accounts for its stock-based employee compensation plans pursuant to SFAS 123(R), “Share-Based Payment”, which is a revision of SFAS 123, “Accounting for Stock-Based Compensation”; and supersedes APB No. 25, “Accounting for Stock Issued to Employees”. This Statement requires the Company to recognize compensation costs related to stock-based payment transactions (i.e. granting of stock options and warrants) in the financial statements. With limited exceptions, the amount of compensation cost will be measured based on the grant-date fair value of the equity or liability instruments issued. In addition, liability awards will be re-measured each reporting period. Compensation cost will be recognized over the period that an employee provides services in exchange for the award. This new standard is effective for awards that are granted, modified or settled in cash in interim and annual financial periods beginning after June 30, 2006. See “Stock Grants”.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective January 1, 2002, the Company entered into an office sharing arrangement with Tauren Exploration, Inc. (“Tauren”), an entity wholly owned by Calvin A. Wallen, III, whereby the Company pays a pro rata share of the costs, at cost, of the expenses and personnel of Tauren used by the Company.

Tauren owns a working interest in the wells in which the Company owns a working interest.  As of June 30, 2007, the Company owed Tauren $3,715 for miscellaneous general and administrative expenses paid by Tauren on the Company’s behalf; and, as of June 30, 2006, the Company owed Tauren $100,000, for advances for payments of joint interest leasehold and development costs. As of June 30, 2007 and 2006, The Company was owed by Tauren $0 and $12,685, respectively, for miscellaneous general and administrative expenses paid by the Company on Tauren’s behalf.

In addition, the wells in which the Company owns a working interest are operated by an affiliated company, Fossil Operating, Inc. (“Fossil”), which is owned 100% by the Company’s President and Chief Executive Officer, Calvin A. Wallen, III.  As of June 30, 2007 and 2006, the Company owed Fossil $1,659,786 and $1,196,203, respectively, for drilling costs and lease and operating expenses, and was owed by Fossil $28,446 and $88,477, respectively, for oil and gas sales.

On or about October 6, 2004, the Company acquired, from Tauren and its affiliates, a 25% working interest in eight sections in Desoto Parish, Louisiana, in exchange for $1,080,000. The eight sections include Sections 24 (excluding the Kraemer 24-1 well), 25 and 26 of Township 14 N, Range 16 W and Sections 18, 19, 20, 29 and 30 of Township 14 N, Range 15 W.

On or about January 11, 2005, the Company issued 1,531,661 shares of common stock to Caravel Resources Energy Fund 2003-II, L.P. (the “Partnership”) in exchange for a 0.1914575033 working interest in the Kraemer 24-1 Well, Desoto Parish, Township 14 N, Range 15 W, Section 24 (the “Well”).  The Company also issued 468,339 shares of common stock to Mr. Wallen in exchange for a 0.0585424967 working interest in the Well.  The common stock closed at a price of $0.90 on January 10, 2005.

On February 6, 2006, the Company entered into a Purchase Agreement with Tauren Exploration, Inc., an entity wholly owned by Calvin A. Wallen, III, the Company’s Chairman of the Board and Chief Executive Officer, with respect to the purchase by the Company of certain Cotton Valley leasehold interests (approximately 11,000 gross acres; 5,000 net acres) held by Tauren. Pursuant to the Purchase Agreement, the Company acquired from Tauren a 35% working interest in approximately 2,400 acres and a 49% working interest in approximately 8,500 acres located in Desoto and Caddo Parishes, Louisiana, along with an associated Area of Mutual Interest (“AMI”) and the right to acquire at “cost” (as defined in the Purchase Agreement) a seventy percent (70%) working interest in all additional mineral leases obtained by Tauren in the AMI, in exchange for (a) $3,500,000 in cash, (b) 2,500,000 unregistered shares of Company common stock, (c) an unsecured 12.5% promissory note in the amount of $1,300,000, which note was convertible into Company common stock at a conversion price of $0.80 per share (the “Tauren Note”), and (d) a drilling credit of $2,100,000. Total interest paid to Tauren under terms of the Tauren Note was $96,610 in fiscal 2007 and $64,110 in fiscal 2006.  The consideration described above was determined based upon negotiations between Tauren and a Special Committee of the Company’s directors, excluding Mr. Wallen. The Special Committee obtained an opinion from its independent financial advisor with respect to the fairness, from a financial point of view, to the public stockholders of the Company, of such transactions.

On November 10, 2006, the maturity of the Tauren Note was extended to October 5, 2007.  In connection with the extension of the Tauren Note, the Company issued to Tauren warrants, with three-year expirations, for the purchase of up to 50,000 shares of Company common stock at an exercise price of $0.70 per share.

On December 15, 2006, the Company entered into Subscription and Registration Rights Agreements with certain investors. One of the investors, William Bruggeman (and entities affiliated with him) was the beneficial owner, prior to this transaction, of approximately 23.0% of the common stock of the Company. In this transaction Mr. Bruggeman (and entities affiliated with him) purchased an aggregate of 4,288,000 shares of common stock at a purchase price of $0.50 per share, or an aggregate of $2,144,000. Mr. Bruggeman (and entities affiliated with him) received warrants to purchase 2,144,000 shares of common stock with an exercise price of $0.70 per share. Another investor, Bob L. Clements, a director of the Company, purchased 100,000 shares of common stock at a purchase price of $0.50 per share, or an aggregate of $50,000. Mr. Clements received warrants to purchase 50,000 shares of common stock with an exercise price of $0.70 per share. The consideration described above was determined based upon negotiations between the Company and various potential investors.

On February 2, 2007, the Tauren Note was retired pursuant to a provision in the note that required payment from the proceeds of an equity offering. The equity offering that occurred in December 15, 2006 was sufficient to facilitate such repayment.

DIRECTOR INDEPENDENCE

Messrs. Howard, Clements and Bayer meet the independence standards for independent directors under the rules of the SEC and the rules of the Nasdaq Stock Market published in the Nasdaq Marketplace Rules.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Philip Vogel & Co., PC (“Philip Vogel”), independent registered public accountants, served as independent registered public accountants for the Company for the fiscal year ended June 30, 2006, and has reported on the Company’s financial statements. The Board of Directors has selected Philip Vogel as the Company’s independent registered public accountants for the fiscal year ending June 30, 2007, and recommends that the shareholders ratify this selection. Philip Vogel has served as the Company’s independent registered public accountants since 1999 and is considered by management of the Company to be well qualified. Philip Vogel has advised the Company that neither it nor any of its members has any financial interest, direct or indirect, in the Company in any capacity.

Representatives from Philip Vogel are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

While shareholder ratification is not required for selection of Philip Vogel because the Board of Directors has the responsibility for selection of the Company’s independent registered public accountants, the selection is being submitted for ratification at the Meeting with a view toward soliciting the shareholders’ opinion thereon, which opinion will be taken into consideration in future deliberations.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PHILIP VOGEL & CO., PC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

	July 1, 2006 -	July 1, 2005 -
	June 30, 2007	June 30, 2006
Audit fees	$21,000	$18,750

Audit-related fees	8,500	8,675

Tax fees	4,585	3,500

All other fees	8,500	3,140

Total	$42,585	$34,065

Audit Fees

Aggregate audit fees billed for professional services rendered by Philip Vogel were $21,000 for the year ended June 30, 2007 and $18,750 for the year ended June 30, 2006. Such fees were primarily for professional services rendered for the audits of our consolidated financial statements as of and for the years ended June 30, 2007 and 2006.

Audit-Related Fees

Aggregate audit-related fees billed for professional services rendered by Philip Vogel were $8,500 for the year ended June 30, 2007 and $8,675 for the year ended June 30, 2006. Such fees were for limited reviews of our unaudited condensed consolidated interim financial statements.

Tax Fees

Aggregate income tax compliance and related services fees billed for professional services rendered by Philip Vogel & Co., PC were $4,585 for the year ended June 30, 2007 and $3,500 for the year ended June 30, 2006.

All Other Fees

In addition to the fees described above, aggregate fees of $8,500 and $3,140 were billed by Philip Vogel during the years ended June 30, 2007 and 2006, respectively, primarily for review of our Form SB-2 registration statements and related amendments, and for research regarding our use of shares of common stock as compensation.

Audit Committee Pre-Approval Policies and Procedures

In accordance with Company policy, any additional audit or non-audit services must be approved in advance by the Audit Committee. All of the foregoing professional services provided by Philip Vogel during the years ended June 30, 2007 and June 30, 2006 were pre-approved in accordance with policies of our Audit Committee.  The Audit Committee has approved the engagement of Philip Vogel to perform auditing services for the current fiscal year ending June 30, 2008.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 100 F Street, N.E., Washington, D.C. 20549. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s website at http://www.sec.gov.

FORM 10-KSB

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2007, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE SECRETARY OF CUBIC ENERGY, INC., 9870 PLANO ROAD, DALLAS, TEXAS 75238. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF FEBRUARY 13, 2008, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2008 ANNUAL MEETING OF SHAREHOLDERS. THE FORM 10-KSB IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV.

OTHER MATTERS

The Board of Directors knows of no business other than that set forth above to be transacted at the Meeting. If other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares represented by the proxies in accordance with their best judgment and Rule 14a-4 under the Exchange Act.

It is important that your shares be represented at the Meeting, regardless of the number of shares you hold and whether you intend to attend the Meeting. You are therefore urged to complete, date, execute and return, at your earliest convenience, the accompanying proxy card in the postage paid envelope which has been enclosed.

BY ORDER OF THE BOARD OF DIRECTORS OF

CUBIC ENERGY, INC.

CALVIN A. WALLEN, III

President

Dallas, Texas

February 27, 2008

PROXY CARD

FOR ANNUAL MEETING OF SHAREHOLDERS OF CUBIC ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints CALVIN A. WALLEN, III and JON S. ROSS, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Ellison Miles Geotechnology Institute at Brookhaven College, 3939 Valley View Lane, Dallas, Texas 75244, on March 28, 2008, at 11:00 a.m. CDT, and at any adjournments thereof.

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. In the event that any other matter may properly come before the meeting, or any adjournment or postponement thereof, the proxies are authorized, in their discretion, to vote the matter.

Please mark your votes as in this example using dark ink only. [X]

IF NO DIRECTION IS MADE, THIS PROXY WILL BE

VOTED FOR EACH NOMINEE AND EACH OTHER PROPOSAL.

1.       Election of Directors:

WITHHOLD
NOMINEE	FOR	AUTHORITY
Calvin A. Wallen, III	[ ]	[ ]

Gene C. Howard	[ ]	[ ]

Herbert A. Bayer	[ ]	[ ]

Bob L. Clements	[ ]	[ ]

Jon S. Ross	[ ]	[ ]

2.       Ratification of Philip Vogel & Co., PC, as independent registered public accountants for fiscal year ending June 30, 2008.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Please indicate whether you plan on attending the meeting: YES [    ]       NO [    ]

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY (in no event later than March 21, 2008). Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer.

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Meeting. No postage is required. You may nevertheless vote in person if you do attend.

Signature:

Title:

Signature, if held jointly:

Dated: , 2008

Please
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